SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2006

O2 SECURE WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-32882	45-0526044
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3300 Holcomb Bridge Rd., Suite 226

Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

(678) 942-0684

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 29, 2006, Keith A. Greaves resigned as Chief Financial Officer of O2 Secure Wireless, Inc. (the "Company") in order to pursue another employment opportunity.  Mr. Greaves remains a director of the Company.  As previously disclosed, Mr. Greaves took a leave of absence from his position as Chief Financial Officer earlier this year.

As previously announced, the Company has appointed India Creery as Interim Chief Financial Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

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(a)

Financial Statements of Businesses Acquired:  Not applicable.

(b)

Pro Forma Financial Information:  Not applicable.

(c)

Exhibits: Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2006	O2 SECURE WIRELESS, INC. /s/ T. Scott Conley T. Scott Conley, Chief Executive Officer

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